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                                                                     Rule 497(d)

                         Supplement to the Prospectus

                        Nuveen Unit Trusts, Series 98

Notwithstanding anything to the contrary in the Prospectus for the Portfolio, if you purchase Units in the primary market with assets received from the redemption or termination of another Nuveen Defined Portfolio or if you purchase Units with the termination proceeds from a non-Nuveen unit trust with a similar investment strategy (collectively, "Rollover Purchases"), then you will receive a 1% discount on the Maximum Transactional Sales Charge set forth in the Prospectus. The Maximum Transactional Sales Charge consists of the Initial Sales Charge, if applicable, and the Deferred Sales Charge, but does not include the Creation and Development Fee ("C&D Fee"). Rollover Purchases will still be subject to the C&D Fee. In addition, Nuveen will allow a dealer concession for Rollover Purchases of 1.1% for primary market sales of Units. Dealers may receive an additional dealer concession for Units held on or after the Second Year Commencement Date.

Effective January 2, 2001.